-------------------------

                                -----------------
                                DECEMBER 31, 1997
                                -----------------

                                     VAN ECK

                                -----------------

                                    EMERGING

                                -----------------

                                    MARKETS

                                -----------------

                                  GROWTH FUND

                                -----------------

                                     ANNUAL

                                -----------------

                                     REPORT

                                -----------------

                                     > > >

                            -------------------------

                              Van Eck Global [LOGO]

                      VAN ECK EMERGING MARKETS GROWTH FUND
                      ------------------------------------
                               1997 ANNUAL REPORT

Dear Fellow Shareholder:

Although your Fund had risen 19.9% in the first six months of 1997 and as much as 25.7% by the end of July, Asia's debt and currency crisis, which unfolded in late summer, had a negative impact on the Fund's overall performance for 1997. For the twelve months ending December 31, 1997, the Emerging Markets Growth Fund lost 12.2%*. This compares to an 11.6% decline in the benchmark Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) and a 10.3% drop by the Fund's mutual fund peer group as measured by the Lipper Emerging Markets Fund Index.

Emerging Markets Review

It was a volatile year for the world's emerging markets. Many lost ground by year end solely because of Asia's financial crisis. Although many markets began the year with strong gains, the first hiccup appeared in early March as U.S. interest rates threatened to rise on fears of wage inflation; but, by May, U.S. economic growth had slowed and inflation remained stable, and most markets enjoyed significant rallies going into the summer. After midyear, however, Asia's woes began to adversely impact global markets, and October was particularly difficult. By year end, Asia's emerging markets were the worst hit, declining 48.2%+ in 1997 in U.S. dollar terms. On the positive side, however, Latin America rose 31.6% and Eastern Europe posted a smaller gain of 6.1%, led by Russia, Turkey and Hungary.

Asia and the Indian Subcontinent

Thailand's decision in July to permit its currency (the baht) to float sent shockwaves through Asia's economies in the second half of 1997. Asian policymakers were unprepared for the challenges of economic restructuring and their currencies, in anticipation of much higher levels of inflation, plunged against the U.S. dollar. The prospect of higher inflation and interest rates caused severe damage to Southeast Asian stock markets. By October, the crisis had gathered enough momentum to batter both Hong Kong and South Korea, causing a global sell-off of equities. Your Fund's performance in 1997 was most directly affected by Asia's crisis through its Hong Kong holdings, which comprised 12.7% of net assets at June 30 and were reduced to 8.0% at year end.

Confidence in Asia -- although overly abundant in recent years -- was nowhere in evidence in the second half of 1997, despite the region's continued high savings rates and strong economic growth. This flagging confidence was further exacerbated by a strong U.S. dollar, the weak Japanese economy, pegged exchange rates and an over-reliance on short-term foreign currency funding. By year end, however, appropriate policy responses had emerged in most Asian countries along with bail-out packages from the International Monetary Fund (IMF) for Thailand, South Korea, Indonesia and the Philippines; still, it may be several months before a full recovery ensues.

From an opportunity standpoint, the region -- which on average has sold at a 60% premium to Latin America for the past ten years -- now trades at a discount on a forward basis; sentiment is at rock bottom and valuation parameters look attractive. An export recovery is already under way in several countries and is being complemented by a dramatic decline in imports. This will slowly rebuild liquidity, which will be helped by foreign investment resulting from cheaper prices and new investor-friendly policies. Nevertheless, global investors will look for hard evidence of financial and economic reform, including full liberalization of domestic financial markets, before committing the funds that will spark Asia's recovery.

Overall, your Fund maintained an underweight and substantially divergent position in Asia relative to the MSCI EMF Index, with less emphasis on Malaysia, Taiwan and Korea and greater concentration in China/Hong Kong. Elsewhere in Asia, India was one of the region's positive performers in 1997. At year end, your Fund maintained an overweight position in India, given prospects of a resumption of its economic reform program, improved economic growth and foreign investment flow.

Latin America

In 1997, Latin America was somewhat immune to the impact of Asia's turmoil. The region continued to benefit from its own economic recovery that followed the peso crisis in early 1995. Mexico led the region as a return of confidence in its economy has pushed shares in consumer goods and financial services companies higher. Going forward, the economic outlook for Mexico will depend to a large extent on U.S. growth. Last year, your Fund's holdings in the Mexican brewer Femsa and its listed subsidiary, Coca-Cola Femsa, were particularly strong.

Brazil's impressive response to attacks on its currency reassured investors that although economic growth will dip in 1998, its commitment to economic reform remains in place. In the longer term, Brazil's privatization program will be the key to its economic health. Brazil should capitalize on investor confidence in 1998 with a return to international bond markets to help finance its $70 billion current account deficit. Foreign direct investment is likely to account for more than half the needed financing (mainly from Brazil's privatization of its telecommunication and electric utilities); however, funding the balance will keep Brazil vulnerable to shocks emanating from other parts of the world. In 1997, the Fund's holdings in Brazilian utilities such as Telebras, Petrobras and Copel gained ground, reflecting upcoming efficiency gains from privatization. Elsewhere in Latin America, Argentina's market failed to regain momentum at year end due to exaggerated fears of an economic collapse in Brazil. However, IYE de la Patagonia, a regional supermarket chain held by the Fund, rose 91% for the year and was among the region's best performers.

In 1998, we expect economic growth in Latin America to decline slightly, averaging more than 4% for the region as a whole, and inflation to continue its downward trend. In the first quarter, Mexico, Argentina and Brazil are likely to outperform the region; therefore, we have placed the bulk of our Latin American positions in these markets. As the year progresses, we will monitor Latin America for signs of vulnerability to external account deterioration as Asian exports recover.

Europe, the Middle East and Africa

Eastern Europe was a solid performer in 1997, spurred by prospects of economic recovery and attractive valuations. Russia led the pack with its tremendous 112% rise. Russia's economic recovery diminished the perceived risks of a severe budget imbalance, although investor confidence remains much influenced by politics. The region should continue to enjoy a modest rebound in growth and falling inflation. Your Fund took profits in a number of Russian shares during the year, but continues to hold Unified Energy Systems which gained 137% in 1997 and still appears undervalued. At year end, your Fund held an overweight position in Eastern Europe relative to the MSCI EMF Index, with holdings concentrated in Russia, Hungary and Romania.

Southern European markets performed strongly as a result of the prospect of European Monetary Union (EMU) convergence. Current valuations, especially in Portugal, reflect this enthusiasm. Greece faces the challenge of whether or not it can participate in monetary union without currency devaluation and a high level of EU transfers. Interest rates have eased since the Asian-induced spike but Greece's stock market has not recovered, thus creating potential value.

The Middle East and Africa, highly disparate regions, posted mixed results in 1997. Israel's monetary policy remains tight as the government attempts to keep inflation below 10%. In 1998, however, interest rates are likely to decline as the year progresses. The Egyptian economy is likely to continue to experience healthy real growth with inflation under 7%. Turkey will be worth watching closely, as the government has signaled its intention to bring inflation down dramatically from its current 80% level. Finally, we expect South Africa's growth to slow as a result of Asia's crisis. Its interest rates should decline in 1998, thus benefiting your Fund's South African financial services holdings.

The Outlook

Going forward, prospects for the emerging markets certainly look reasonable. Although the past few months may have been uncomfortable, the long-term outlook for many of the worst-hit emerging markets remains excellent. Some uncertainty will persist until the full impact of Asia's financial crisis unfolds; this is likely to make the emerging markets volatile in the near term. We continue to favor the markets of Latin America and Eastern Europe, where economic progress continues and the underlying economic fundamentals remain stronger than in Asia. As Asian leaders are able to address the challenges posed by the global economy, Asian currencies will stabilize, encouraging investors to return to the stock markets. We continue to believe that it is prudent for investors to diversify their investment portfolios, and that an allocation to the emerging markets may, over the long term, increase returns.

Finally, we are pleased to announce that as of February 1, Gary Greenberg, Chief Investment Officer of Peregrine Asset Management, will be joining the firm as Managing Director, Van Eck Global Asset Management Asia, and Chief Investment Officer, International Equities.

We appreciate your participation in the Emerging Markets Growth Fund and look forward to helping you meet your investment goals in the future.

[PHOTO OMITTED]                           [PHOTO OMITTED]


/s/ John C. van Eck                       /s/ Gary Greenberg

John C. van Eck                           Gary Greenberg
Chairman                                  Portfolio Manager

January 21, 1998

+ Unless otherwise stated, all stock market returns are Morgan Stanley Capital International (MSCI) Indices, measured in U.S. dollar terms, and reflect the reinvestment of gross dividends. Indices are "Free" where applicable.

--------------------------------------------------------------------------------
*PERFORMANCE RECORD AS OF 12/31/97
--------------------------------------------------------------------------------

                                     After Maximum              Before
Total Return                         Sales Charge 4.75%++       Sales Charge
--------------------------------------------------------------------------------
A shares-Life (since 12/30/96)             (16.4)%                 (12.2)%
--------------------------------------------------------------------------------
B shares-Life (since 12/30/96)             (15.4)%                 (12.0)%
--------------------------------------------------------------------------------
C shares-Life (since 12/30/96)             (12.2)%                 (12.2)%
--------------------------------------------------------------------------------

The performance data reflects past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

++ A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.00%
   C shares: 1% redemption charge, 1st year

   [The following table was depicted as a pie chart in the printed material]

                           GEOGRAPHICAL DISTRIBUTION*
                           --------------------------
                                DECEMBER 31, 1997

                           The Phillippines      2.4%
                           Malaysia              2.5%
                           China                 2.9%
                           Hungary               3.0%
                           Argentina             3.1%
                           Egypt                 3.4%
                           Indonesia             3.7%
                           Russia                4.3%
                           Romania               5.5%
                           Cash/Equiv.           5.9%
                           Hong Kong             8.0%
                           Israel                8.9%
                           Other                 9.1%+
                           India                10.9%
                           Mexico               12.8%
                           Brazil               13.6%

                 * Listed as a percentage of total net assets.
                 + No other country represents more than 2.0%.

                            TOP TEN EQUITY HOLDINGS*
                            ------------------------
                             AS OF DECEMBER 31, 1997

TELECOMUNICACOES BRASILEIRAS S/A-TELEBRAS
(BRAZIL, 5.7%)

Telebras is the monopoly telephone operator in Brazil for both cellular and fixed line service and is Latin America's largest company by market capitalization. Brazil's very low penetration of telephone lines per capita gives Telebras significant growth potential. Telebras is valued at a large discount to other Latin American telecom companies and should be fully privatized in 1998, thus supporting efficiency gains and increased value to shareholders.

COCA-COLA FEMSA S. A.
(MEXICO, 2.3%)

Coca-Cola Femsa is a Coca-Cola anchor bottler with the franchise for the metropolitan area of Mexico City, Southeastern Mexico and Buenos Aires, Argentina. The company produces and distributes the Coca-Cola range of soft drinks and has recently diversified into bottled water. Coca-Cola Femsa has been increasing market share at the expense of Pepsi, through increased use of technology and aggressive marketing campaigns.

JCG HOLDINGS LTD.
(HONG KONG, 2.3%)

JCG Holdings Ltd. is a consumer finance company characterized by low leverage and high levels of profitability (it also operates a taxi company in Hong Kong). JCG's conservative management has been able to maintain tight control over its loan portfolio, thus keeping asset quality high.

GRUPO FINANCIERO BANCOMER S.A. DE C.V.
(MEXICO, 2.2%)

Bancomer is Mexico's second largest bank with associates in insurance, asset management (including the largest pension fund in Mexico) and long-distance telephony. Its healthy loan profile indicates that it is leading the recovery of the Mexican banking system. Bancomer trades at a discount to the Latin American banking sector average, despite having better-than-average growth potential.

GRUPO ELEKTRA, S.A. DE C.V.
(MEXICO, 2.2%)

Grupo Elektra operates more than 400 retail stores throughout Mexico and Central America. The company sells consumer electronics, household appliances and furniture, and offers money transfer services. It also provides financing to low-income customers at very profitable interest rates. Elektra owns a minority interest in Television Azteca, a highly successful Mexican television network.

PETROBRAZI S.A.
(ROMANIA, 2.2%)

Petrobrazi is one of the largest and most modern oil refineries in Romania, with a capacity of 7 million tonnes per annum. It is being folded into the Romanian State Oil Company, which will be the largest company in Romania by market capitalization. Petrobrazi trades at an 80% discount to less modern refineries in Russia.

NEW WORLD DEVELOPMENT COMPANY LTD.
(HONG KONG, 2.1%)

New World Development Company Ltd. is an investment holding company; its subsidiaries are involved in property development and investment. The company is also involved in hotel operations, construction and civil engineering activities, telecommunication services, insurance, transportation and investments in infrastructure. Through its listed subsidiary, New World Infrastructure, the company has exposure to a number of projects in China, including railroads, airports and mass residential housing.

TEVA PHARMACEUTICALS INDUSTRIES LTD.
(ISRAEL, 2.1%)

Teva is the largest company in Israel by market capitalization and is a world-class drug producer little affected by the vagaries of the Middle East peace process. Teva continues to benefit from its growing network of distributors in the U.S., Continental Europe and the UK. Teva's proprietary multiple sclerosis drug, Copaxone, has been approved for sale in the U.S. and Canada and should be approved in Europe in 1998. This drug has the potential to boost earnings dramatically.

KIMBERLY-CLARK DE MEXICO, SA DE CV
(MEXICO, 2.0%)

Kimberly-Clark de Mexico is the Mexican subsidiary of Kimberly-Clark USA and is Mexico's leading manufacturer and seller of disposable hygiene products and specialty papers. Its sales mix has strengthened recently, with consumers purchasing more expensive brands as their spending power increases. This, along with synergies obtained from the company's merger with Crisoba, has improved its operating margins.

ORBOTECH, LTD.
(ISRAEL, 1.9%)

Orbotech, Ltd. designs, develops and manufactures automated optical inspection systems that identify defects in the production process of printed circuit boards (PCBs) and liquid crystal displays (LCDs). Demand for these systems has increased as PCBs and LCDs have grown more complex and manual inspection has become obsolete. The company also produces computer-aided manufacturing systems and laser plotters. Orbotech has recently strengthened its presence in Europe by acquiring a German manufacturer in the same industry.

* Portfolio is subject to change.
Note: Equities listed as percentage of total net assets.

                          EMERGING MARKETS GROWTH FUND

              SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

No. of Shares             Securities(a)                           Value (Note 1)
--------------------------------------------------------------------------------
Argentina: 3.1%
         2,500   Banco Del Suquia S.A.                               $     6,501
         1,030   Banco Frances del Rio de la Plata S.A.                   28,196
         1,400   YPF  S.A. (Sponsored ADR)                                47,775
                                                                     -----------
                                                                          82,472
                                                                     -----------
Brazil: 13.6%
     2,230,000   Banco de Credito Nacional S.A. Pfd.                      19,382
           600   CEMIG S.A. (ADR)                                         25,866
       750,000   Cia Eletricidade da Bahia                                34,481
     2,700,479   Cia Paranaense de Energia -Copel Pfd. (b)                43,208
       114,000   Cia Saneamento Basico S.A.                               27,069
         1,450   Petroleo Brasileiro S.A. Pfd. (b)                        33,713
       110,000   Telecomunicacoes de Sao Paulo S.A.                       25,034
         4,610   Telecomunicacoes de Sao Paulo S.A. Pfd.                   1,227
         1,300   Telecomunicacoes Brasileiras S/A                        151,369
                                                                     -----------
                                                                         361,349
                                                                     -----------
Chile: 0.9%
         1,400   Banco de A. Edwards S.A. (ADR)                           23,800
                                                                     -----------

China: 2.9%
        40,000   Huangshan Tourism Development Co. Ltd.                   31,760
        40,000   Shenzhen Fangda Co. Industry, Ltd. (Class B)             45,949
                                                                     -----------
                                                                          77,709
                                                                     -----------
Egypt: 3.4%
         1,038   Al-Ahram Beverages Co., (GDR)+                           29,168
           500   Eastern Tobacco Co.                                      11,611
         1,635   Industrial Engineering Enterprises+                      27,390
         2,200   Misr Duty Free Shops                                     22,307
                                                                     -----------
                                                                          90,476
                                                                     -----------
Greece: 1.0%
         1,200   Hellenic Bottling Co. S.A.                               27,846
                                                                     -----------
Hong Kong: 8.0%
        18,000   China Foods Holdings Ltd.                                 5,924
        30,000   Huaneng Power International,
                   Convertible Bond 1.75% 5/21/2004                       29,625
       140,000   JCG Holdings Ltd.                                        60,082
        16,000   New World Development Company Ltd.                       55,344
        22,000   Ng Fung Hong Ltd.                                        23,142
        31,000   Qingling Motors Company                                  15,204
         6,000   Shanghai Industrial Holdings Limited                     22,303
                                                                     -----------
                                                                         211,624
                                                                     -----------
Hungary: 3.0%
         1,800   Euronet Services, Inc.+                                  13,950
           300   Gedeon Richter Rt. (Sponsored GDR)+                      34,875
         3,500   Graboplast Rt. (GDR)                                     32,025
                                                                     -----------
                                                                          80,850
                                                                     -----------
India: 10.9%
         1,700   Asea Brown Boveri Ltd.                                   20,383
         5,000   Asian Paints Ltd.                                        38,393
         1,050   Associated Cement Companies Ltd.                         37,145
           800   Bajaj Auto Ltd.                                          12,347
           900   Hindalco Industries, Ltd.                                17,059
         1,000   Hindustan Lever, Ltd.                                    35,293
         3,000   Hoechst Marion Roussel, Ltd.                             25,791
           700   Infosys Technologies Limited                             22,013
         3,600   Mahanagar Telephone Nigam, Ltd.                          23,694
        91,500   PSI Data Systems, Ltd.+                                  28,010
         4,000   Tata Engineering and Locomotive
                   Company Ltd.                                           30,230
                                                                     -----------
                                                                         290,358
                                                                     -----------
Indonesia: 3.7%
        93,500   PT Bimantara Citra                                       17,689
       238,500   PT Citra Marga Nusaphala Persada                         25,784
        19,000   PT Gudang Garam                                          28,671
        10,700   PT Hanjaya Mandala Sampoerna "F"                          8,000
        19,500   PT Ramayana Lestari Sentosa                              18,182
                                                                     -----------
                                                                          98,326
                                                                     -----------
Israel: 8.9%
        16,000   Bank Leumi Le-Israel                                     26,858
         1,080   Bio-Technology General Corporation+                      11,610
         1,000   Formula Systems (1985) Ltd.+                             30,775
           500   Nice-Systems Ltd. (Sponsored ADR)+                       21,000
         1,600   Orbotech, Ltd.+                                          51,000
         4,000   Oshap Technologies, Ltd.+                                39,500
         1,160   Teva Pharmaceuticals Industries Ltd.
                   (Sponsored ADR)                                        54,883
                                                                     -----------
                                                                         235,626
                                                                     -----------
Malaysia: 2.5%
         8,000   Berjaya Sports Toto Berhad                               20,492
        17,000   KFC Holdings Berhad                                      27,571
        15,500   Malaysian Assurance Alliance Berhad                      17,796
                                                                     -----------
                                                                          65,859
                                                                     -----------
Mexico:  12.8%
           709   Cifra S.A. de C.V. (ADR)                                 17,284
         1,040   Coca-Cola Femsa S.A. (Sponsored ADR)                     60,320
         3,300   Corp Internamericana de Entretenimiento S.A.+            25,608
         4,200   Fomento Economico Mexicano, S.A. de C.V.                 33,737
         1,675   Grupo Elektra, S.A. de C.V. (Sponsored GDR)              58,939
         4,600   Grupo Financiero Bancomer S.A. de C.V.
                   (Sponsored ADR) (144A)+                                59,800
         2,302   Kimberly-Clark de Mexico, SA de CV
                   (ADR)                                                  54,385
         1,300   Television Azteca S.A. de C.V.
                   (Sponsored ADR)+                                       29,331
                                                                     -----------
                                                                         339,404
                                                                     -----------
Peru: 0.7%
         1,000   Credicorp Ltd.                                           18,000
                                                                     -----------

            See Notes to Financial Statements

                          EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------

No. of Shares             Securities(a)                           Value (Note 1)
--------------------------------------------------------------------------------
Philippines: 2.4%
       258,500   Belle Corporation                                   $    11,571
         4,200   Benpres Holdings Corp. (Sponsored GDR)+                  11,865
           400   Philippines Long Distance Telephone Company              10,100
       169,000   SM Prime Holdings Inc.                                   29,096
                                                                     -----------
                                                                          62,632
                                                                     -----------
Poland: 0.8%
         1,415   Computerland Poland S.A.+                                22,479
                                                                     -----------
Romania: 5.5%
       228,067   Alimentara+                                              15,544
         3,861   Alro Slatina+                                            19,855
        46,903   Carbid Fox+                                              15,692
        13,534   Petrobrazi S.A.                                          57,859
         6,918   Petromidia S.A.+                                         20,145
        53,106   Romcim                                                   17,768
                                                                     -----------
                                                                         146,863
                                                                     -----------
Russia: 4.3%
           175   Mosenergo (Sponsored ADR)                                 6,545
             5   Norilsk Nickel Pfd. (RDC)                                29,400
             2   Norilsk Nickel Rights (RDC)                              12,500
         1,000   Noyabrskneftegaz                                          6,875
         1,350   Surgutneftegaz (Sponsored ADR)                           13,669
           130   AO Tatneft (Sponsored ADR)                               18,525
           990   Unified Energy Systems (GDR)+                            27,585
                                                                     -----------
                                                                         115,099
                                                                     -----------
Singapore: 0.8%
         8,000   Datacraft Asia Ltd.                                      20,640
                                                                     -----------
South Africa: 2.0%
         1,100   Liberty Life Assoc. of Africa Ltd.                       28,600
         1,150   Nedcor Limited                                           25,462
                                                                     -----------
                                                                          54,062
                                                                     -----------
Taiwan: 1.8%
         3,000   ROC Taiwan Fund                                          24,375
         1,500   Taiwan Fund Inc.                                         24,750
                                                                     -----------
                                                                          49,125
                                                                     -----------
Thailand: 1.1%
        19,000   Ayudhya Jardine CMG Life Ansurance
                   Public Co., Ltd.                                        4,281
         1,200   Ban Pu Public Company Ltd.                                3,316
         4,800   BEC World Public Co. Ltd.                                20,404
                                                                     -----------
                                                                          28,001
                                                                     -----------

Total Investments: 94.1% (Cost: $2,930,066)                            2,502,600
Other Assets Less Liabilities: 5.9%                                      158,387
                                                                     -----------
Net Assets: 100%                                                     $ 2,660,987
                                                                     ===========

Summary of
Investments                    % of
by Industry               Net Assets
----------                 ---------
Aluminum                       1.4%
Auto & Truck                   2.2%
Banking/Insurance             10.0%
Cement                         0.7%
Chemicals                      0.6%
Computer software &
  equipment                    6.2%
Consumer Products              1.9%
Electric Utilities             2.2%
Energy                         1.4%
Engineering & Construction     2.8%
Entertainment & Leisure        2.9%
Financial Services             1.2%
Food Services                  0.9%
Foreign Government Bond        1.8%
Holding Company                1.1%
Investment Fund                2.3%
Manufacturing                  4.0%
Medical Services               0.4%
Metals                         3.3%
Oil & Gas                      7.5%
Personal Products              2.0%
Pharmaceuticals                4.3%
Real Estate                    3.6%
Restaurants                    1.0%
Retail                         3.5%
Soft Drinks/Beer               5.7%
Telecommunications             8.4%
Television/Cable               2.3%
Tobacco                        1.8%
Utilities                      5.7%
Utilities-Water                1.0%
Other Assets Less Liabilities  5.9%
                              ----
                             100.0%
                             =====

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.

(b) Includes securities in the form of ADR.

+   Non-income producing.

Glossary:

ADR -- American Depositary Receipt

GDR -- Global Depositary Receipt

RDC -- Russian Depositary Certificate

                       See Notes to Financial Statements.

                          EMERGING MARKETS GROWTH FUND

                             FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
December 31, 1997

Assets:

Investments at value (cost $2,930,066) (Note 1)                     $ 2,502,600
Cash                                                                     65,341
Receivables:
  From Adviser                                                           58,678
  Securities sold                                                        38,975
  Dividends and interest                                                 16,248
  Capital shares sold                                                     6,735
  Due from broker (Note 5)                                               40,983
Deferred organization costs and other assets (Note 1)                     2,733
                                                                    -----------
      Total assets                                                    2,732,293
                                                                    -----------
Liabilities:

Payables:
  Securities purchased                                                   25,287
  Capital shares redeemed                                                 6,383
  Dividends payable                                                       4,779
  Accounts payable                                                       34,857
                                                                    -----------
      Total liabilities                                                  71,306
                                                                    -----------
Net Assets                                                          $ 2,660,987
                                                                    ===========

Class A

Net asset value and redemption price per share
  ($2,201,040/270,596)                                              $      8.13
                                                                    ===========
Maximum offering price per share
  (NAV/(1-maximum sales commission))                                $      8.54
                                                                    ===========
Class B

Net asset value, offering price and redemption price per share
  ($165,552/20,346) (Redemption may be subject to a
  contingent deferred sales charge within the first six years
  of ownership)                                                     $      8.14
                                                                    ===========
Class C

Net asset value, offering price and redemption price per share
  ($294,395/36,346) (Redemption may be subject to a
  contingent deferred sales charge within the first year
  of ownership)                                                     $      8.10
                                                                    ===========
Net assets consist of:

  Aggregate paid in capital                                         $ 3,391,198
  Unrealized depreciation of investments and foreign
    currency denominated receivables and payables                      (428,162)
  Overdistributed net investment income                                  (6,155)
  Accumulated net realized loss                                        (295,894)
                                                                    -----------
                                                                    $ 2,660,987
                                                                    ===========

Statement of Operations

Year Ended December 31, 1997

Income:

Dividends (less foreign taxes withheld of $3,536)                   $    47,786
Interest                                                                    294
                                                                    -----------
  Total income                                                           48,080

Expenses:

Management (Note 2)                                     $  24,075
Distribution Class A (Note 4)                              10,888
Distribution Class B (Note 4)                               1,128
Distribution Class C (Note 4)                               1,171
Administration (Note 2)                                     3,232
Transfer agent                                             46,094
Registration                                               36,458
Professional                                               18,070
Reports to shareholders                                    15,190
Custodian                                                   6,107
Amortization of deferred organization costs                 1,806
Trustees fees and expenses                                    305
Other                                                       4,248
                                                        ---------
Total expenses                                            168,772
Expenses assumed by the Adviser (Note 2)                 (168,772)
                                                        ---------
  Net expenses                                                               --
                                                                    -----------
  Net investment income                                                  48,080

Realized and Unrealized Loss on Investments (Note 3)
Realized loss from security transactions                               (201,162)
Realized loss from foreign currency transactions                        (19,930)
Realized loss on equity swaps and futures contracts                     (55,479)
Unrealized depreciation of investments                                 (427,466)
Unrealized depreciation of foreign currency
  denominated receivables and payables                                     (696)
                                                                    -----------
Net Decrease in Net Assets Resulting
  from Operations                                                     $(656,653)
                                                                    ===========

                       See Notes to Financial Statements.

                          EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                       Year
                                                                       Ended
                                                                    December 31,
                                                                       1997
                                                                    -----------
Decrease in Net Assets:
Operations:
  Net investment income                                             $    48,080
  Realized loss from security
    transactions                                                       (201,162)
  Realized loss from foreign
    currency transactions                                               (19,930)
  Realized loss on equity swaps and futures contracts                   (55,479)
  Unrealized depreciation of investments                               (427,466)
  Unrealized depreciation of foreign currency
    denominated receivables and payables                                   (696)
                                                                    -----------
  Net decrease in net assets resulting from operations                 (656,653)
                                                                    -----------
  Dividends to shareholders from:
    Net Investment income:
      Class A Shares                                                    (22,559)
      Class B Shares                                                     (1,563)
      Class C Shares                                                     (2,750)
    Capital Gains:
      Class A Shares                                                    (38,591)
      Class B Shares                                                     (2,911)
      Class C Shares                                                     (5,184)
    Tax return of capital:
      Class A Shares                                                       (927)
      Class B Shares                                                        (70)
      Class C Shares                                                       (125)
                                                                    -----------
  Total Distributions                                                   (74,680)
                                                                    -----------
  Capital share transactions*:
  Net proceeds from sales of shares
    Class A Shares                                                    3,776,464
    Class B Shares                                                      226,716
    Class C Shares                                                      350,867
                                                                    -----------
                                                                      4,354,047
                                                                    -----------
  Reinvestment of dividends:
    Class A Shares                                                       57,444
    Class B Shares                                                        3,506
    Class C Shares                                                        7,990
                                                                    -----------
                                                                         68,940
                                                                    -----------
  Cost of Shares reacquired:
    Class A Shares                                                   (1,017,740)
    Class B Shares                                                      (35,593)
    Class C Shares                                                       (7,334)
                                                                    -----------
                                                                     (1,060,667)
                                                                    -----------
  Increase in net assets resulting from
    capital share transactions                                        3,362,320
                                                                    -----------
      Total increase in net assets                                    2,630,987

Net Assets:

  Beginning of period (Note 1)                                           30,000
                                                                    -----------
  End of period (including overdistributed
    net investment income of $(6,155))                              $ 2,660,987
                                                                    ===========

*Shares of Beneficial Interest Issued and
  Redeemed (unlimited number of $.001
  par value shares authorized)

                                                                       Year
                                                                       Ended
                                                                    December 31,
                                                                       1997
                                                                    -----------
Class A

  Shares sold                                                           366,733
  Reinvestment of dividends                                               6,673
  Shares reacquired                                                    (103,860)
                                                                    -----------
  Net increase                                                          269,546
                                                                    ===========

Class B
  Shares sold                                                            22,920
  Reinvestment of dividends                                                 417
  Shares reacquired                                                      (4,041)
                                                                    -----------
  Net increase                                                           19,296
                                                                    ===========

Class C

  Shares sold                                                            35,075
  Reinvestment of dividends                                                 977
  Shares reacquired                                                        (756)
                                                                    -----------
  Net increase                                                           35,296
                                                                    ===========

                       See Notes to Financial Statements.

                          EMERGING MARKETS GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout the period

                                                                  Class A                Class B                Class C
                                                              -----------------      -----------------      -----------------
                                                                 Year Ended             Year Ended             Year Ended
                                                              December 31, 1997      December 31, 1997      December 31, 1997
                                                              -----------------      -----------------      -----------------
Net Asset Value, Beginning of Period ...............               $  9.52                 $  9.52                $  9.52
                                                                   -------                 -------                -------
Income from Investment Operations:
  Net Investment Income ............................                  0.16                    0.15                   0.13
  Net Losses on Investments
    (both realized and unrealized) .................                 (1.31)                  (1.28)                 (1.28)
                                                                   -------                 -------                -------
Total from Investment Operations ...................                 (1.15)                  (1.13)                 (1.15)
                                                                   -------                 -------                -------
Less Distributions:
  From net investment income .......................                 (0.09)                  (0.10)                 (0.12)
  From realized gains ..............................                 (0.15)                  (0.15)                 (0.15)
  From tax return of capital .......................                 (0.00)                  (0.00)                 (0.00)
                                                                   -------                 -------                -------
Total Distributions ................................                 (0.24)                  (0.25)                 (0.27)
                                                                   -------                 -------                -------
Net Asset Value, End of Period .....................               $  8.13                 $  8.14                $  8.10
                                                                   =======                 =======                =======
Total Return (a) ...................................                (12.22%)                (12.01%)               (12.22%)
                                                                                                                  -------
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data

Net Assets, End of Period (000) ....................               $ 2,201                 $   166                $   294
Ratio of Gross Expenses to Average Net Assets (b) ..                  6.01%                  16.47%                 16.06%
Ratio of Net Expenses to Average Net Assets ........                  0.00%                   0.00%                  0.00%
Ratio of Net Investment Income to Average Net Assets                  1.94%                   2.35%                  2.66%
Portfolio Turnover Rate ............................                   151%                    151%                   151%
Average Commission Rate Paid .......................               $0.0014                 $0.0014                $0.0014

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, the reinvestment of dividend distribution, and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
(b) If the expenses had not been assumed by the Adviser.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

Notes to Financial Statements

Note 1 -- Significant Accounting Policies:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Emerging Markets Growth Fund series, a non-diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ. The Fund had no operations prior to January 1, 1997 except for sales to Van Eck Associates Corporation ("the Adviser") in the amount of $10,000 in each of the classes at a net asset value of $9.52.

A. Security Valuation -- Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities, not included on the NASDAQ National Markets System, and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at amortized cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation -- Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign denominated assets and liabilities are recorded as net realized gains and losses from foreign currency.

                          EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E. Distributions to Shareholders -- Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

      The effect of the differences for the year ended December 31, 1997 decreased undistributed net investment income by $54,235, decreased accumulated net realized loss by $25,357, and increased aggregate paid-in capital by $28,878.

F. Deferred Organization Costs -- Deferred organization costs are being amortized over a period of five years beginning on January 1, 1997.

G. Futures Contracts -- The Fund may buy and sell financial futures contracts for hedging purposes. When a Fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts are separately disclosed.

Note 2 -- Van Eck Associates Corporation (the "Adviser") earned fees of $24,075 for investment management and advisory services. The fee is based on an annual rate of 1% of the Fund's average daily net assets. The Adviser agreed to assume all expenses for the year ended December 31, 1997. For the year ended December 31, 1997, the Fund's expenses were reduced by $168,772 under this agreement. In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $3,232 for costs incurred in connection with certain administrative and operating functions. Van Eck Securities Corporation (the "Distributor") received $2,985 for the year ended December 31, 1997, from commissions earned on sales of Class A shares after deducting $14,741 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation. As of December 31, 1997 Van Eck Associates Corporation owned 19.2%, 4.9% and 2.72% of the outstanding shares of Class A, Class B and Class C, respectively.

Note 3 -- Purchases and proceeds from sales of investments, other than short-term obligations, aggregated $6,553,601 and $3,422,373, respectively, for the year ended December 31, 1997. For federal income tax purposes, the cost of investments owned at December 31, 1997 was $2,979,234. As of December 31, 1997, net unrealized depreciation for federal income tax purposes aggregated $476,634 of which $153,592 related to appreciated investments and $630,226 related to depreciated investments.

Note 4 -- Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares and 1.00% of average daily net assets for Classes B and C shares (the "Annual Limitations"). For Class C shares, the Fund will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such 12b-1 advanced fees will be expensed by the Fund over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Fund exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse the Fund for any excess. Class C shareholders redeeming within one year of purchase will be subject to a 1% redemption charge which will be retained by the Fund. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.

Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement of the carried forward amounts incurred for the period January 1, 1997 through December 31, 1997 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate. The cumulative amount of excess distribution expenses incurred over the Annual Limitation at December 31, 1997 was $30,522 for Class A shares, $11,500 for Class B shares and $11,525 for Class C shares.

Note 5 -- The Fund may enter into equity swaps to gain investment exposure to the relevant market of the underlying securities. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. In the case of the following swaps, the Fund is obligated to pay the counterparty an amount based upon the value of the underlying instrument at termination date. Final payment is settled based on the value of the underlying securities on trade date versus the value on termination date plus accrued dividends.

Risks may arise as a result of the failure of the other party to the contract to comply with the terms of the swap contract. The losses incurred on the following swaps are limited to the payments made on the purchase date by the Fund. Therefore, the Fund considers

                          EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------

the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swaps relative to the underlying securities.

The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. At December 31, 1997, the due from broker was $40,983.

Note 6 -- The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 7 -- Trustee Deferred Compensation Plan

The Trust established a Deferred Compensation Plan (the "Plan") for trustees. The Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the Trustees. If a Trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund cannot invest in itself. The Fund has elected to show this deferred liability net of the corresponding assets for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1997, the total liability of the Fund's portion of the Plan is $175.

--------------------------------------------------------------------------------

Report of Independent Accountants
To the Board of Trustees and Shareholders of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Emerging Markets Growth Fund (the "Fund") (one of the series constituting the Van Eck Funds) as of December 31, 1997, and the related statement of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets Growth Fund series of the Van Eck Funds as of December 31, 1997, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                                        Coopers & Lybrand L.L.P.
New York, New York
February 24, 1998

Van Eck Family of Funds
--------------------------------------------------------------------------------

Global Hard Assets Fund

Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

International Investors Gold Fund

Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

Gold/Resources Fund

Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

Global Real Estate Fund

This Fund seeks long-term capital appreciation by investing in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

Emerging Markets Growth Fund

This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Asia Dynasty Fund

This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

Global Balanced Fund

This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

Global Income Fund

This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. Government Money Fund

This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

Van Eck/Chubb Funds
--------------------------------------------------------------------------------
Capital Appreciation Fund
Global Income Fund
Government Securities Fund
Growth and Income Fund
Tax-Exempt Fund
Total Return Fund

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold and Money Funds, Van Eck Global Funds or Van Eck/Chubb Funds prospectus, please call the number listed below. Please read the prospectus before investing.

Van Eck Global [LOGO]

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com

For account assistance please call (800)o544-4653

                                                                FR1998-0123-0057